INTERDIGITAL COMMUNICATIONS CORPORATION

                             1997 STOCK OPTION PLAN
                                       FOR
                             NON-EMPLOYEE DIRECTORS











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                     INTERDIGITAL COMMUNICATIONS CORPORATION

                1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     Section 1. Purposes.

     The purposes of the Plan are (a) to maintain the competitive position of the Company by attracting and retaining directors, and (b) to provide incentive compensation to directors based upon the Company's performance, as measured by the appreciation in the Common Stock. The Options awarded pursuant to the Plan are intended to constitute non-qualified stock options.

     Section 2. Definitions.

     (a) "Adjusted Fair Market Value" shall mean, in the event of a Change of Control, the greater of (1) highest price per share of Common Stock paid or payable to holders of the Common Stock in any transaction (or series of transactions) constituting or resulting (or as to which approval by shareholders of the Company constitutes or results) in the Change of Control, or (2) the highest Fair Market Value of a share of Common Stock on any business day during the ninety (90) day period ending on the date of the Change of Control.

     (b) "Award" shall mean a grant of an Option to a director pursuant to the provisions of the Plan.

     (c) "Board" shall mean the Board of Directors of the Company, as constituted from time to time, or the Compensation and Stock Option Committee, or any committee of the Board performing similar functions.

     (d) "Change of Control" shall mean the happening of any of the following:

          (i) the acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of "Beneficial Ownership" (as the term beneficial ownership is used for purposes of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this paragraph, Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

          (ii) approval by shareholders of the Company of (A) a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation

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     resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, reorganization or consolidation or (B) (1) a complete liquidation or dissolution of the Company or (2) an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

          (iii) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from or surviving such share exchange in substantially the same proportion as the ownership of the Voting Securities outstanding immediately before such share exchange.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Common Stock" shall mean common stock of the Company, $.01 par value per share.

     (g) "Company" shall mean InterDigital Communications Corporation, a Pennsylvania corporation.

     (h) "Effective Date" shall mean September 4, 1997.

     (i) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (k) "Fair Market Value" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 10 hereof.

     (l) "Grant Date" shall mean the date on which an Option is granted.

     (m) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board may, in its sole discretion, determine from time to time whether the rules and regulations under Section 162(m) of the Code shall apply for purposes of determining which individuals are "Non-Employee Directors".

     (n) "Option" shall mean a non-qualified stock option to purchase Shares that is Awarded pursuant to the Plan.

     (o) "Option Agreement" shall mean a written agreement in such form as the President of the Company (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.


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     (p) "Option Cancellation Date" shall mean, as to each Option, the first business day after the later of: (i) in the event of a Change of Control as defined in Section 2(d)(ii)(A) or Section 2(d)(ii)(B)(2), the date on which the transaction approved by shareholders of the Company (as provided in Section 2(d)(ii)) is consummated; and (ii) in the event of a Change of Control as defined in Section 2(d)(i) or Section 2(d)(iii), the expiration of a period of sixty (60) days after the occurrence of such event.

     (q) "Optionee" shall mean the holder of an Option.

     (r) "Plan" shall mean this 1997 Stock Option Plan for Non-Employee Directors, as amended from time to time.

     (s) "Pool" shall mean the pool of shares of Common Stock subject to the Plan, as described and set forth in Section 4 hereof.

     (t) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (u) "Shares" shall mean shares of Common Stock contained in the Pool, as adjusted in accordance with Section 11 of the Plan.

     (v) "Term Year" shall mean the period between one Annual Meeting of Shareholders of the Company and the next Annual Meeting of Shareholders of the Company.

     (w) "Vest" and its correlative terms "vested " and "vesting " mean the right to exercise an Option on or after the time provided in Section 7 of the Plan, or as otherwise provided in the Plan or an Option Agreement.


     Section 3. Administration.

     (a) General. The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:
(i) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable;
(ii) to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); (iii) to determine or modify the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder, including but not limited to, the share price and any restriction or limitation, any vesting provisions, or any vesting acceleration or forfeiture waiver regarding any Option, or the length of the period following termination of service of any Optionee during which any Option may be exercised, based on such factors as the Board shall determine in its sole discretion; (iv) to amend the terms of any agreement relating to any Award issued under the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the Award of an Option previously Awarded or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the Award or exercise thereof; and (vi) to make such other determinations and establish such other procedures

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as it deems necessary or advisable for the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award granted in the manner and to the extent it shall deem necessary to carry out the intent of the Plan.

     (b) Effect of Board Decisions. All decisions, determinations and interpretations of the Board shall be final and binding on all persons, including the Company and Optionees.

     (c) Limitation of Liability. Notwithstanding anything herein to the contrary, no member of the Board shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option Awarded hereunder.

     Section 4. Stock Subject to the Plan.

     Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be Awarded and sold under the Plan is One Million Five Hundred Thousand (1,500,000) Shares (collectively, the "Pool"). If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, return to the Plan and become available for future Award under the Plan.

     Section 5. Participation.

     Only Non-Employee Directors may be awarded Options under the Plan.

     Section 6. Awards.

     (a) Automatic Grants. As the conclusion of the Company's Annual Meeting of Shareholders in each year beginning in 2000, each Non-Employee Director who is elected at such meeting to serve as a director of the Company shall receive an Option to purchase a number of shares of Common Stock equal to 10,000 multiplied by the number of Term Years such Non-Employee Director has been elected to serve as a director of the Company; provided that a person elected or appointed to serve as a Non-Employee Director for a period less than a full Term Years as a director shall receive an Option to purchase a number of shares of Common Stock calculated on a pro rata basis based on such person's term as a director.

     (b) Discretionary Grants. Options shall be granted to such Non-Employee Directors as may be selected upon such terms and in such amounts as may be determined from time to time by the Board as set forth herein, all in its sole discretion.

     (c) Exercise Price. The exercise price of all Options shall be the Fair Market Value on the Grant Date or the Grant Date, as the case may be, of such Options, and the term of all Options shall be 10 years.

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     Section 7. Terms and Conditions of Options/Vesting.

     (a) Option Agreement. Each Option Awarded pursuant to the Plan shall be evidenced by an Option Agreement in such form as the President of the Company may from time to time determine. Each Option Agreement shall incorporate by reference all terms and conditions of the Plan.

     (b) Vesting - Automatic Grants. Options Awarded pursuant to Section 6(a) of the Plan shall Vest annually on the date of the Annual Meeting of Shareholders of the Company with respect to 10,000 shares of Common Stock per year (or lesser pro-rata amount as to any Term Year in which a director receives a lesser pro-rata share) commencing on the date of the Annual Meeting of Shareholders following the Annual Meeting of Shareholders at which the Options were granted (or the date of the Annual Meeting of Shareholders following the date of grant), provided that the Non-Employee Director has served during the year (or pro-rata period) preceding such date, including as a member and/or chair of such committees of the Board as the Board shall determine.

     (c) Vesting - Discretionary Grants. Option Awards pursuant to Section 6(b) of the Plan shall Vest in accordance with such vesting schedule as the Board shall determine. In the absence of a Board determination as to vesting, such Option Awards shall vest immediately upon grant.

     (d) Cessation of Service. An Option shall not Vest with respect to any additional shares of Common Stock not yet vested following the Optionee's cessation of service as a director.

     Section 8 Exercise of Options.

     (a) Exercisability. To the extent then Vested, Options shall be exercisable in full or in part from and after their respective Grant Dates. No Option may be exercised at any time after the 10th anniversary of the date of its Award.

     (b) Manner of Exercise. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other documents required by the terms of the Plan and/or Option Agreement. Full payment may consist of any consideration and method of payment allowable under Section 9 of the Plan.

     (c) Delivery of Shares. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the

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Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

     (d) Effect on Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for Award under the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     Section 9 Form of Payment.

     Subject to Section 20 hereof, the consideration to be paid for the Shares to be issued upon the exercise of the Option may be paid to the Company (i) in cash or certified funds, (ii) by delivery to the Company of Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares to which said Option shall be exercised, (iii) by means of a brokers' cashless exercise procedure, or (iv) any combination of such methods of payment. Where payment of the Option Price is to be made with shares acquired under any compensation plan of the Company, such shares will not be accepted as payment unless the Optionee has acquired the shares at least six (6) months prior to such payment.

     Section 10 Determination of Fair Market Value of Common Stock.

     (a) Except to the extent otherwise provided in this Section 10, the Fair Market Value of a share of Common Stock shall be determined by the Board in its sole discretion.

     (b) In the event Shares are listed on the American Stock Exchange or any other national or regional securities exchange or traded on the Nasdaq Stock Market ("Nasdaq") the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock on the exchange or on Nasdaq, as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next preceding trading date. In the event that Shares are traded in the over-the-counter market, the Fair Market Value of a share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Quotation Bureau, Inc.) as applicable or, if there is no trading on such date, on the next preceding trading date.


     Section 11 Adjustments.

     (a) Stock Splits, Etc. Subject to required action by the shareholders, if any, the number of Shares as to which Options may be Awarded under the Plan and the number of Shares subject to outstanding Options and the option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations.

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     (b) Fractional Shares. No fractional Shares shall be issuable on account of any action aforesaid, and the aggregate number of Shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect of any fractional Shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

     Section 12. Rights as a Shareholder.

     The Optionee shall have no rights as a shareholder of the Company and shall not have the right to vote or receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

     Section 13. Purchase for Investment and Other Restrictions.

     At the option of the Board, the issuance of Shares on the exercise of an Option may be conditioned on receipt by the Company of such appropriate representations and warranties of the Optionee, including a representation and warranty that the purchase of Shares or the exercise of an Option shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares subject to the Option are registered under the Securities Act and the transfer or sale of such Shares complies with all other laws, rules and regulations applicable thereto. Unless the Shares subject to the Option are registered under the Securities Act, the Optionee shall acknowledge that the Shares purchased on exercise of the Option are not registered under the Securities Act and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act, and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal and state securities laws, rules and regulations. Unless the Shares issued or issuable upon the exercise of an Option are registered under the Securities Act, the certificates representing the Shares shall contain the following legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
     UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR

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     A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT
     REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

     Section 14. Transferability.

     No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, as amended, except as otherwise permitted by the Board. During the lifetime of the Optionee, his Options shall be exercisable only by him, or, in the event of his legal incapacity or Illness, by his legal guardian or representative, except as otherwise permitted by the Board.

     Section 15. Change of Control.

     Upon a Change of Control all Options outstanding on the date of such Change of Control shall become immediately and fully Vested and exercisable. In the event of a Change of Control as defined in Section 2(d)(i), Section 2(d)(ii)(A),
Section 2(d)(ii) (B)(2) or Section 2(d)(iii), all Options outstanding on the Option Cancellation Date which are not exercised on or before the Option Cancellation Date shall be canceled on such date by the Company, and the Company shall on such date pay to each Optionee of a canceled Option, to the extent then Vested, a cash amount equal to the excess, if any, in respect of each Option canceled, of (i) the Adjusted Fair Market Value of the Common Stock subject to the Option over (ii) the aggregate purchase price for such shares of Common Stock.

     Section 16. Amendment of the Plan.

     The Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect.

     Section 17. Application of Funds.

     The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes.

     Section 18. Conditions Upon Issuance of Shares.

     Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange

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upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     Section 19. Reservation of Shares.

     The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     Section 20. Taxes, Fees, Expenses and Withholding of Taxes.

     (a) Transfer Taxes. The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the Award of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

     (b) Withholding Right. The Award of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the Award or exercise of such Option or the sale of the Shares issued upon exercise thereof. The Company may, in its sole discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

     Section 21. Notices.

     Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him at the address given beneath his signature on his Option Agreement, or at such other address as such Optionee or his permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his direct mailing address.

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     Section 22. No Enlargement of Rights.

     The Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any director for the continuation of his service as a director. Nothing contained in the Plan shall be deemed to give any director the right to be retained in the service of the Company. Upon the Award of an Option to a director, he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

     Section 23. Invalid Provisions.

     In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     Section 24. Termination.

     No Option may be awarded under the Plan at any time after the date that is ten years after the Effective Date; however, the Plan shall not be deemed to have terminated until all Options have either expired, been exercised or have otherwise terminated.

     Section 25. Applicable Law.

     The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


 Amended by action of the Board of Directors on the 30th day of March, 2000.


                                       INTERDIGITAL COMMUNICATIONS CORPORATION


                                       /s/ Jane S. Schultz
                                       ------------------------------------
                                       Jane S. Schultz, Assistant Secretary



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